SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2006-KS4 Trust
             (Exact name of registrant as specified in its charter)


           Delaware                   333-131209-03             51-0362653
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                               55437
     (Address of principal executive office)                     (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8. Other Events.

The original Form 8-K, filed on June 13, 2006, is hereby amended by this Form 8-K/A to replace the Pooling and Servicing Agreement, dated as of May 1, 2006, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer, U.S. Bank National Association, as trustee and Clayton Fixed Income Services, Inc., as credit risk manager, previously filed with respect to Mortgage Asset-Back Pass-Through Certificates, Series 2006-KS4.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

               10.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer, U.S. Bank National Association, as trustee and Clayton Fixed Income Services, Inc., as credit risk manager.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL ASSET SECURITIES CORPORATION


                                By:  /s/Tim Jacobson
                                     --------------------------------------
                                Name:  Tim Jacobson
                                Title: Vice President


Dated:  June 22, 2006





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                                  Exhibit Index


Exhibit No.                  Description

10.1 Pooling and Servicing Agreement, dated as of May 1, 2006, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer, U.S. Bank National Association, as trustee and Clayton Fixed Income Services, Inc., as credit risk manager.